EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
-------------------------------------------------
In re Agway, Inc.,
                                                   Case No. 02-65872 (Main Case)
                                    Debtor.        Jointly Administered
-------------------------------------------------  Chapter 11 Proceedings
In re Agway General Agency, Inc.,
                                                   Case No. 02-65873
                                    Debtor.
-------------------------------------------------
In re Brubaker Agronomic Consulting
        Service, LLC,                              Case No. 02-65874
                                    Debtor.
-------------------------------------------------
In re Country Best Adams, LLC,
                                                   Case No. 02-65875
                                    Debtor.
-------------------------------------------------
In re Country Best-DeBerry LLC,
                                                   Case No. 02-65876
                                    Debtor.
-------------------------------------------------
In re Feed Commodities International, LLC,
                                                   Case No. 02-65877
                                    Debtor.
-------------------------------------------------


                 SUPPLEMENT TO DEBTORS' FIRST AMENDED JOINT PLAN
             OF LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE


     In accordance with Section 1.71 of the First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code of the above referenced Debtors, attached hereto please find:

1.       Draft By-Laws of Agway Inc. As Amended to March 25, 2004;

2.       Draft Liquidating Trust Agreement; and

3. Draft Disbursing Agent Agreement by and between DRX Distribution Management, Inc. and Agway, Inc., et al.
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Dated:   Syracuse, New York
         April 12, 2004
                                    MENTER, RUDIN & TRIVELPIECE, P.C.

                                    By: /s/Jeffrey A. Dove
                                    --------------------------------------------
                                    Jeffrey A. Dove, Esq. (Bar Roll No. 101532)
                                    500 South Salina Street, Suite 500
                                    Syracuse, New York 13202-3300
                                    Telephone:     (315) 474-7541
                                    Facsimile:     (315) 474-4040

                                         -and-

                                    WEIL, GOTSHAL & MANGES LLP
                                    Marvin E. Jacob, Esq. (Bar Roll No. 508380)
                                    Judy G.Z. Liu, Esq. (Bar Roll No. 511552)
                                    767 Fifth Avenue
                                    New York, New York 10153-0119
                                    Telephone:     (212) 310-8000
                                    Facsimile:     (212) 310-8007

                                    Attorneys for Debtors and
                                    Debtors in Possession

                                     BY-LAWS

                                       of

                                   AGWAY INC.

                          As Amended to March 25, 2004
                          ----------------------------

                                     GENERAL


     1.1 Certificate of  Incorporation.  The certificate of incorporation of the
         -----------------------------
corporation is hereby made a part of these by-laws and all matters hereinafter contained in these by-laws shall be subject to such provisions in regard thereto, if any, as are set forth in the certificate of incorporation. All references in these by-laws to the certificate of incorporation shall be construed to mean the certificate of incorporation as from time to time amended. The name and purposes of the corporation shall be as set forth in the certificate of incorporation.

     1.2  Definitions.  As used in these by-laws,  the following  terms have the
          -----------
following

meanings:

          (a) "Person" means any individual, partnership, firm, corporation, association, or any other form of business organization.

          (b) "Farmer" means any person who produces agricultural products for sale.

        (c) "Member"  means any person meeting the  qualifications  specified in section 2.1 of these by-laws; and for purposes solely of sections 9.1-9.4 of these by-laws, also includes any contract patron.

          (d) "Contract Patron" means any person who is a party to a contract with the corporation providing for the payment of patronage refunds authorized by section 9.6 of these by-laws.
                                   MEMBERSHIP

          2.1  Members.   The   following   persons  shall  be  members  of  the
               --------
corporation:


               (a) Any farmer or cooperative organization of farmers which:



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               (1) is a record  holder of one share of $25 par value  membership common stock of this corporation, and

               (2) has purchased farm supplies or farm services or has marketed farm products through this corporation since the beginning of the preceding fiscal year of the corporation.

                  A cooperative organization of farmers, which acts only as a dealer of the corporation in the distribution of farm supplies, shall not thereby be qualified for membership.

                  2.2 Non-Members.  All persons or organizations,  not qualified
                      -----------
for membership under section 2.1 of these by-laws, who shall purchase from or market through the corporation shall be non-members of the corporation, and, except in the case of contract patrons, shall not be entitled to share in refunds based on their patronage.

                  2.3      Privileges of Membership.  Each member shall have the
                           ------------------------
following rights and privileges:


                           (a) As a  stockholder,  to participate in and vote at
meetings of stockholders as provided in section 2.4 of these by-laws.

                           (b) To participate  in patronage  refunds as provided
in sections 9.1-9.5 of these by-laws.

                  2.4      Voting.
                           ------

                           (a) All voting  rights shall be vested in the $25 par
value membership common stock
of the corporation, the record holder of which shall be entitled to only one vote to be cast by the holder thereof in person, or by proxy, at any meeting of stockholders; each holder of membership common stock shall be entitled to only one vote regardless of the number of shares held.

                           (b) At any meeting of  stockholders at which there is
an election of directors,
directors shall be elected by a vote of the holders of a plurality of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote thereon.

                           (c)  Except  as  otherwise  provided  by the  laws of
Delaware, the certificate of
incorporation or these by-laws, all other actions taken at a meeting of stockholders shall be determined by a majority vote at a meeting at which a quorum is present.

                  2.5  Representative of a Member or Stockholder.  If any member
                       -----------------------------------------
or stockholder is other than a natural person, such member or stockholder may be represented by any officer thereof or by any other individual duly authorized by a writing executed and filed with the secretary of the corporation.

                  2.6 Non-Transferability of Membership.  No membership shall be
                      ---------------------------------
assigned or transferred either voluntarily or involuntarily or by operation of law.

                  2.7  Termination of Membership.  A membership shall be
                       -------------------------
terminated:

                       (a) By transfer or the tender for purchase by the corporation by a member of the member's share of $25 par value membership common stock of the corporation, such termination to be effective upon the recording of such transfer or purchase upon the stock records of the corporation.

                       (b) By the call for redemption by the corporation of the member's share of $25 par value membership common stock of the corporation because the person has ceased to be a member of the corporation as defined in section 2.1 of these by-laws.

                       (c) By the call for redemption by the corporation of the member's share of $25 par value membership common stock of the corporation because such redemption is necessary to maintain the status of the corporation as an agricultural cooperative under applicable law.

                  2.8      Membership  Common  Stock.  The  ownership of $25 par
                           -------------------------
value membership common stock of the corporation is limited to one share per holder.

                      CAPITAL STOCK AND PATRONS' INTERESTS

                  3.1 Capital Stock. The amount of the authorized  capital stock
                      -------------
and the par value of the shares shall be as fixed in the certificate of incorporation. The issuance of any shares of capital stock of any class shall be authorized by the board of directors by resolution fixing the consideration for such issue.

                  3.2  Certificates  of  Stock.  Certificates  of stock  will be
                       -----------------------
signed in the name of the corporation by the president or a vice-president and the treasurer or an assistant treasurer or the secretary or an assistant secretary. Such signatures may be facsimile. Certificates shall be numbered and registered in the order in which they are issued and the seal of the corporation shall be affixed thereto.

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                  Notwithstanding  anything to the  contrary in this section 3.2 of these by-laws, certificates of stock shall be in such form as shall, in conformity to law, be prescribed from time to time by the board of directors.

                  3.3  Loss  of  Certificate.  In case  of the  alleged  loss or
                       ----------------------
destruction or of the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms in conformity with law as the board of directors may prescribe. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the corporation (i) an affidavit (in form and substance satisfactory to the corporation) describing the loss, theft or destruction of any such certificate, and/or (ii) a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                  3.4  Transfer  of  Shares  of  Stock.  Shares  of stock of the
                       -------------------------------
corporation shall be transferable only on the books of the corporation by assignment in writing by the owner thereof, the owner's attorney legally constituted, or the owner's legal representatives, upon surrender and cancellation of the certificates therefor and, in the case of common stock, only with the written consent of the corporation, endorsed on the certificate of stock. Any actual or attempted transfer of the corporation's stock in violation of this Section 3.4 shall be void and the corporation shall treat the original owner as the continuing owner of the stock for all purposes. Shares of common stock may not be transferred except absolutely. The corporation and its transfer agents and registrars, if any, shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes except as otherwise expressly provided by the laws of the State of Delaware.


                  3.5  Redemption  or Purchase of Shares of Stock.  Whenever any
                       -------------------------------------------
stock is called by the corporation for redemption, or whenever any $25 par value membership common stock held by a person who has ceased to be a member is presented by the holder for sale to the corporation, the certificates representing such stock duly endorsed for transfer and bearing any appropriate transfer stamps shall be delivered at the principal office of the corporation or at such bank or trust company as may be specified in the call by the corporation. Payment for any stock so delivered shall be made by the corporation promptly after such delivery. After call duly made in accordance with the foregoing provisions (unless such stock shall have been duly delivered as required by such call and the corporation shall have failed to make payment therefor within one week after such delivery), the stock covered by such call shall be deemed to have been purchased by the corporation on the date fixed by the call for redemption and the holder thereof shall not thereafter be entitled to vote in respect to such stock, or otherwise to enjoy any of the privileges and benefits of ownership thereof, but only to receive, after delivery of the certificates therefor, payment for such stock as hereinbefore provided.

                  3.6 Record Date.  The board of directors  may fix in advance a
                      ------------
date not exceeding sixty (60) nor less than ten (10) days preceding the date of any meeting of the stockholders, or not exceeding sixty (60) days preceding the date for payment of any dividend, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting or entitled to receive a payment of any such dividend; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at such meeting, or to receive payment of such dividend, notwithstanding any transfer of any stock on the books of the corporation after such record date so fixed.

                  3.7   Rights, Limitations and Priorities of Patrons' Interest.
                        -------------------------------------------------------

                           (a)  Revolving  Fund  Certificates.   Revolving  fund
certificates issued by any predecessor corporation in lieu of cash patronage refunds, or by this corporation in exchange for such certificates issued by a predecessor corporation, shall be redeemed at face amount, fully or pro rata, in the order of issuance by year if and when the board of directors in its sole discretion considers the funds represented thereby no longer necessary for corporate purposes. In the event of dissolution, such certificates shall be retired in full or on a pro rata basis. No interest shall be paid on revolving fund certificates.

                           (b) Retained Margins and Patrons' Equities.  Retained
margins (any net margin retained by the corporation or any predecessor and apportioned to patrons on the books of the corporation or of predecessor corporations, but not allocated to patrons in the form of any written notice) and patrons' equities (retained net margin of the corporation or any predecessor allocated to patrons in the form of a written notice other than a revolving fund certificate) constitute the residual equity of the corporation which, subject to reduction by losses, shall be held for the benefit of patrons, past as well as present, having an interest therein pursuant to the provisions of these by-laws or the by-laws of any predecessor corporation. Retained margins and patrons' equities entitle the holders thereof to the same rights and privileges, and neither shall enjoy any preference over the other. No person shall be entitled to any distribution of assets with respect of retained margins or patrons' equities prior to the dissolution of the corporation. In the event of dissolution, after payment in full of all debts and of any amounts to which the holders of preferred stock, revolving fund certificates and common stock shall be entitled pursuant to the provisions of these by-laws, the remaining assets of the corporation shall be distributed proportionately among those persons having interests in retained margins and patrons' equities and in accordance with such interests as reflected on the books of the corporation and predecessor corporations.

                            MEETINGS OF STOCKHOLDERS

                  4.1 Annual Meeting.  The annual meeting of stockholders  shall
                      ---------------
be held each year on a date and at a time designated by the board of directors. The annual meeting shall be held at such place, within or without the State of Delaware, or, if so determined by the board of directors in its sole discretion, at no place (but rather by means of remote communication), as may be fixed by the board of directors. At the meeting, directors shall be elected and any other business properly brought before the meeting pursuant to these by-laws may be transacted.

                  4.2  Special  Meeting.  Except as  otherwise  provided  in the
                       -----------------
Certificate of Incorporation or in these by-laws, a special meeting of stockholders for the transaction of business as may properly come before the meeting may be called at any time by the chairman, or in the chairman's absence by the vice-chairman, or by a majority of the board of directors. Only such business may be transacted as is specified in the notice of the special meeting. The board of directors or, in the absence of action by the board of directors, the chairman of the board or, in the chairman's absence the vice-chairman, shall have the sole power to determine the time, place and date for any special meeting of stockholders. Following such determination, it shall be the duty of the secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, place and date and in accordance with the record date determined by the board of directors or by the chairman of the board, or in the chairman's absence by the vice-chairman.

                  4.3   Notice  of   Meetings.   Notice  of  all   meetings   of
                        ----------------------
stockholders, stating the time, place, if any, date, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the place within the city, other municipality or community or electronic network at which the list of stockholders may be examined, shall be delivered in accordance with applicable law to each stockholder entitled to vote not less than ten (10) days nor more than sixty (60) days before the time of such meeting unless the lapse of the prescribed period of time shall have been waived.

                  4.4  Adjournment  and  Notice.  Any  meeting of  stockholders,
                       -------------------------
annual or special, may be adjourned from time to time solely by the chair of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date, and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) days, if the time, date and place, if any, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person are not announced at the meeting at which the adjournment is taken, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice shall be given by the Secretary as required for the original meeting.

                  4.5  Order of  Business.  Meetings  of  stockholders  shall be
                       -------------------
presided over by the vice-chairman of the board or by another chair designated by the board of directors. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chair of the meeting and announced at the meeting. The board of directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the board of directors, the chairman of the stockholders' meeting shall have the exclusive right to determine the order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his or her discretion to regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the board of directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of the corporation, or any other person appointed by the chair of the meeting, shall act as secretary of each meeting.


                  4.6 Quorum.  The presence in person or by proxy at any meeting
                      -------
of stockholders of the greater of (i) one hundred (100) persons each holding a share of $25 par value membership common stock, or (ii) the minimum number of stockholders required under applicable law to establish a quorum, shall constitute a quorum for the transaction of business. The chair of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of stockholders. The stockholders present at a duly called and held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the subsequent withdrawal of stockholders from the meeting. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity.

                  4.7  Postponement or  Cancellation of Meeting.  Any previously
                       -----------------------------------------
scheduled annual or special meeting of the stockholders may be postponed or canceled by resolution of the board of directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

                  4.8  Inspectors  of  Election.  In advance  of any  meeting of
                       -------------------------
stockholders, the board of directors may appoint Inspectors of Election to act at such meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the person acting as chair of any such meeting may, and on the request of any stockholder or proxy holder shall, make such appointment. There shall be at least two (2) Inspectors of Election at any such meeting. In case any person appointed as Inspector of Election shall fail to appear or to act, the vacancy may be filled by the person acting as chair of the meeting.

                  4.9      Notice of Stockholder Business.
                           -------------------------------

                           (a) At an annual  meeting of the  stockholders,  only
such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the board of directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder in compliance with the procedures set forth in this paragraph. For business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation (x) in the case of an annual meeting that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the meeting, and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein. Only such business shall be conducted at a special meeting of stockholders as shall have been described in the corporation's notice of meeting given pursuant to these by-laws.

                           (b) To be in proper written form, such  stockholder's
notice to the secretary shall set forth in writing (x) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the corporation, the language of the proposed amendment), (iii) any material interest of the stockholder and beneficial owner in such business, and (iv) any other information relating to such stockholder, beneficial owner or business that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies relating to the proposed item of business pursuant to Section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder; and
(y) as to such stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address, as they appear on the corporation's books, of such stockholder and of such beneficial owner, (ii) the class or series and number of shares of the capital stock of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and/or beneficial owner and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the meeting to propose the items of business set forth in its notice, (v) a representation whether the stockholder or the beneficial owner, if any, intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies from stockholders in support of such proposal, and
(vi) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder.

                           (c)  Notwithstanding  anything  in the by-laws to the
contrary, no business shall be
conducted at an annual meeting except in accordance with the procedures set forth in these by-laws. The chairman of an annual meeting has the power and authority to, and shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of section 4.9 of these by-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this section 4.9, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

                           (d) Notwithstanding the foregoing  provisions of this
section 4.9, a stockholder
shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this section 4.9.

                  4.10     Procedures for Action By Written Consent.
                           ----------------------------------------

                          (a) (i) The record date for determining  stockholders
entitled to express consent
to corporate action in writing without a meeting shall be as fixed by the board of directors or as otherwise established under this section 4.11(a). Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the secretary and delivered to the corporation and signed by a stockholder of record, request that a record date be fixed for such purpose. The written notice shall contain at a minimum the information set forth in section 4.11(a)(ii) below. The board of directors shall have ten (10) days following the date of receipt of the notice to determine the validity of the request. Following the determination of the validity of the request, and (subject to section 4.11(a)(ii)) no later than ten (10) days after the date on which such request is received by the corporation, the board of directors may fix a record date for such purpose.

                              (ii) Any  stockholder's  notice  required by  this
section 4.11(a) shall describe each action that the stockholder proposes to take by consent. For each such proposal of business or nomination for election as a director, the notice shall comply with the notice requirements set forth in sections 4.9 and 4.10, as they are applicable.

                           (b)  Every  written  consent  purporting  to  take or
authorize the taking of corporate
action and/or related revocations (each such written consent and related revocation is referred to in this section 4.11 as a "Consent") shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated Consent delivered in the manner required by this section 4.11, Consents signed by a sufficient number of stockholders to take such action are so delivered to the corporation.

                           (c) A Consent  shall be delivered to the  corporation
by delivery to its registered
office in the State of Delaware or to the secretary at the principal executive offices of the corporation. Delivery to the corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

               In the event of the delivery to the corporation of a Consent, the secretary shall provide for the safekeeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as the secretary deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the board of directors, the secretary shall promptly designate, in accordance with the terms of section 4.8 hereof, two persons, who shall not be members of the Board, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary under this section 4.11(c). If after such investigation the secretary or the Inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this section 4.11(c), the secretary or the Inspectors (as the case may be) may, at the expense of the corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

                           No action by written  consent without a meeting shall
be effective until such date as the secretary or the Inspectors (as the case may be) certify to the corporation that the Consents delivered to the Corporation in accordance with section 4.11(c) represent at least the minimum number of votes that would be necessary to take the action.

                           Nothing  contained  in this section 4.11 shall in any
way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any Consent or revocation thereof, whether before or after such certification by the secretary or the Inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                                    DIRECTORS

                  5.1 Number and  Qualification.  The board of  directors  shall
                      -------------------------
consist of one or more persons, the number shall be fixed from time to time by the board of directors. Directors need not be members. A director may be elected by a majority vote of the board members at any meeting.

                  5.2  Regular  Meetings.  Regular  meetings  of  the  board  of
                       ------------------
directors may be held at such time, date and place as may be appointed by the board, which time may be changed from time to time. At least annually, at a regular meeting of the board of directors, the election of officers, including the chairman of the board, the vice-chairman and the president and chief executive officer shall be conducted.

                  5.3  Special  Meetings.  A  special  meeting  of the  board of
                       -----------------
directors shall be held whenever and at such location called by the chairman, or by the vice-chairman of the board in the absence of the chairman, or by any five
(5) directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto. Any and all business may be transacted at a special meeting.

                  5.4 Notice of Meetings of Directors. Three (3) day's notice of
                      -------------------------------
regular meetings of the directors need be given except that in case of a change in the time for regular meetings written notice of such change shall be given to directors who were not present at the meeting when such change was made. Notice of each special meeting shall be given pursuant to section 12.3 of these by-laws, showing the time and place, at least twenty-four (24) hours prior to the time of such meeting.

                  5.5  Conference  Telephone  Meetings.  Members of the board of
                       -------------------------------
directors, or any committee thereof, may participate in a meeting of the board of directors or such committee by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

                  5.6 Adjournment. Notice of the time, date and place of holding
                      -----------
an adjourned meeting shall be given to all directors.

                  5.7  Quorum.  Except as herein  provided,  a  majority  of the
                       ------
directors in office shall be necessary to constitute a quorum for the transaction of business. In the event of an extreme emergency, including a substantial disruption of communication as a result of a disaster, whether nuclear, labor strike, flood, hurricane or any other cause, making it extremely difficult or impossible to assemble a majority of the board for a duly called meeting, and such emergency has been declared, either by the president, or, in his or her absence, the chairman of the board, or by the President of the United States, or by any of the Governors of the states in which the corporation does business, a quorum of the board of directors for the transaction of business at a meeting duly called shall not be less than one-third of the directors.

                  5.8 Compensation of Directors.  Directors,  as such, shall not
                      -------------------------
receive any stated compensation for their services unless its payment has been first authorized by the board of directors. In addition to an annual retainer, the board of directors may allow a reasonable per diem and expenses for attendance at any meeting of the board or of the Executive and Compensation Committee, and any other meeting or official business.

                  5.9 Removal for Cause.  A director  may be removed for failure
                      -----------------
to attend three (3) consecutive meetings of the board without adequate cause, or for other neglect of duty, or for any other cause. Such removal may be effected in either of the following two ways:

                           (a)  Removal  may be by the  vote or  consent  of the
holders of a majority of the shares entitled to vote at an election of directors; or

                           (b)  Removal  may  be  by  the  affirmative  vote  of
three-fourths (3/4) of the entire board (excluding the director complained of) at any regular or special meeting of the board, following reasonable notice to the director complained of and a hearing by the board of directors; provided, however, that in the event of any such removal, the board of directors, if requested in writing by the director subject to removal within ten (10) days of the removal decision by the board of directors, shall call a special meeting of the stockholders to confirm or overrule the decision of the board of directors. If the earliest practicable date to hold the special meeting of the stockholders falls within ninety (90) days of the date of the annual meeting as provided in section 4.1 of these by-laws, the matter shall be presented to the stockholders for a vote at the annual meeting. At the meeting of stockholders at which the question of the removal of the director is presented for a vote, the director complained of shall be provided a reasonable opportunity to present his or her position. The vote of the holders of a majority of the shares, present and voting, entitled to vote at an election of directors shall confirm or overrule the decision of the board of directors. Until such time as the stockholders act on the removal of the director complained of, if the stockholders are required to do so, neither the board of directors nor the stockholders shall fill the vacancy caused by the removal of the director.

                           A vacancy  resulting from a vote of the  stockholders
may be filled by the stockholders
at the meeting voting the removal and if not so filled shall be filled by the board of directors as provided in section 5.4 of these by-laws.


                               POWERS OF DIRECTORS

                  6.1  General  Powers.   Subject  to  the  limitations  of  the
                       ---------------
certificate of incorporation, of the by-laws and of the statutes of the State of Delaware relating to action which shall be authorized or approved by stockholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is expressly declared that the board of directors shall have the following powers to wit:

                           (a)  To  control  the  affairs  and  business  of the
corporation and to establish and
enforce rules and regulations not inconsistent with the laws of the State of Delaware, the certificate of incorporation or by-laws, for the guidance of its officers and the management and conduct of its affairs and business.

                           (b)  To  borrow  money  and  incur  indebtedness  for
corporate purposes, and to cause to
be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations and other evidences of indebtedness and securities therefor, and to do every act and thing necessary to effectuate the same.

                             COMMITTEES OF THE BOARD

                  7.1  Executive  Committee.   An  Executive  Committee  may  be
                       ---------------------
established by resolution adopted by a majority of the whole board, to consist of such number of directors as may be specified, which shall have and may exercise, in the intervals between meetings of the board, all the powers and authority of the board of directors, and may authorize the seal of the corporation to be affixed to all papers which may require it.

                  7.2 Audit Committee.  An Audit Committee may be established by
                      ----------------
resolution adopted by a majority of the whole board, to consist of at least three (3) financially literate member or other directors one of whom has financial expertise, to assure members, investors, and others that the system of internal controls established by management effectively safeguard the corporation's assets, real and intangible; that the corporation's financial reporting meets generally accepted standards and the directors' expectations for quality and integrity. The chief executive officer shall not be eligible for appointment to the Audit Committee. The board of directors shall adopt a charter for the Audit Committee, and the Audit Committee shall review this charter annually to assess the charter's adequacy. This charter shall specify the scope of the Audit Committee's responsibilities, including the selection, evaluation and replacement of auditors and overseeing auditor independence.


                  7.3 Human Resources  Management  Committee.  A Human Resources
                      --------------------------------------
Management Committee may be established by resolution adopted by a majority of the whole board, to consist of such number of directors as may be specified, to review and make recommendations on compensation issues. The chief executive officer shall not be eligible for appointment to the Human Resources Management Committee.

                  7.4 Other  Committees of the Board.  Other  committees  may be
                      -------------------------------
established, from time to time, by resolution adopted by a majority of the whole board specifying the number of members and prescribing the committee functions and duties. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

                               CORPORATE OFFICERS


                  8.1 Officers. The officers of the company shall be chosen by the board and shall consist of at least a president, a secretary and a treasurer. The board of directors may also choose one or more vice presidents, assistant secretaries, assistant treasurers or a controller. Any number of offices may be held by the same person. The board may appoint such other officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. The salaries of all officers and agents of the company shall be fixed by or in the manner prescribed by the board. The officers of the company shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the board may be removed at any time, with or without cause, by the affirmative vote of a majority of the board. Any vacancy occurring in any office of the company shall be filled by the board.

                           (a)  President.  The  president  shall  be the  chief
executive officer of the company, shall preside at all meetings of the members, if any, shall be responsible for the general and active management of the business of the company and shall see that all orders and resolutions of the board are carried into effect. The president shall executive all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this agreement to be otherwise signed and executed: and (ii) where signing and execution thereof shall be expressly delegated by the board to some other officer or agent of the company.

                           (b) Vice  President.  In the absence of the President
or in the event of the president's inability to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated by th4e directors, or in the absence of any designation, then in the order of their election) shall perform the dutire sof the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents, if any, shall perform such other duties and have suc powers as the board may from time to time prescribe.

                           (c) Secretary and Assistant Secretary.  The secretary
shall be responsible for filing legal documents and maintaining records for the company. The secretary shall attend all meetings of the board and all meetings of the members, if any, and record all the proceedings of the meetings of the company and of the board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the members, if any, and special meetings of the board, and shall perform such other duties as may be prescribed by the board or the president, under whose supervision the secretary shall serve. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of the secretary's inability to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board may from time to time prescribe.

                           (d) Treasurer and Assistant Treasurer.  The treasurer
shall have the custody of the company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the company and shall deposit all moneys and other valuable effects in the name and to the credit of the company in such depositories as may be designed by the board. The treasurer shall disburse the funds of the company as may be ordered by the board, taking proper vouchers for such disbursements, and shall render to the president and to the board, at its regular meetings or when the board so requires, an account of all of the treasurer's transactions and of the financial condition of the company and shall have such other duties as may from time to time be prescribed by the board of directors. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board (or if there be no such determination, then in the order of their election), shall in the absence of the treasurer or in the event of the treasurer's inability to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and shave such other powers as the board may from time to time prescribe.

                  8.2 Officers as Agents.  The officers,  to the extend of their
                      ------------------
powers set forth in this agreement or otherwise vested in them by action of the board not inconsistent with this agreement, are agents of the company for the purpose of the company's business, and, the actions of the officers taken in accordance with suc powers shall bind the company.

                  8.3  Duties  of  Officers.  Except  to  the  extent  otherwise
                       --------------------
provided herein, each officer shall have fiduciary duties of loyalty and care similar to those of officers of business corporations organized under the General Corporation Law of the State of Delaware.

                  8.4 Powers and Duties. Subject at all times to the control and
                      -----------------
direction of the board of directors, the president and chief executive officer shall conduct the business of the corporation in accordance with its purposes, and shall have administrative authority over all personnel, including executive employee officers, in the employ of the corporation; and each employee officer shall have and exercise the powers and duties usual to his or her office or delegated to him or her by the board of directors.

                  8.5 Compensation of Officers. Officers shall each receive such
                      -------------------------
compensation as may be fixed by the directors. The president and chief executive officer shall recommend compensation for executive officers to the board of directors.

                  8.6 Vacancies. A vacancy occurring in any office may be filled
                      ---------
by a majority of the directors then in office at any regular or special meeting of the board.

                  8.7  Checks,  Bills and Notes.  All checks,  drafts,  bills of
                       ------------------------
exchange, notes, orders for the payment of money and other negotiable instruments of the corporation shall be made in the name of the corporation, and shall be signed by any one of the following: the president, any vice president, the secretary, treasurer, controller, or any assistant secretary, assistant treasurer or assistant controller. The board of directors may also delegate to other officers or agents the power to sign or countersign such instruments. No officers or agents of the corporation singly or jointly with others shall have the power to make any bill payable, note or check or other negotiable instrument or endorse the same in the name of the corporation, or contract or cause to be contracted any debt or liability in the name or on behalf of the corporation, except as provided in these by-laws, and as authorized by the board of directors. Bills of exchange, checks, notes and other negotiable instruments received by the corporation shall be endorsed for collection by such officers or agents as may be designated by the board of directors for that purpose.

                              PATRONAGE ACCOUNTING

                  9.1 Scope of Patronage  Refund  Provisions.  The provisions of
                      --------------------------------------
sections 9.2-9.5 of these by-laws provide for patronage refunds only with respect to that portion of the corporation's business consisting of sales of farm supplies. Patronage refunds, if any, with respect to marketing operations will be paid only pursuant to marketing contracts with members and contract patrons providing for the payment of such refunds.

                9.2  Definitions.  As used in sections 9.2-9.5 of these by-laws:
                     -----------

                           (a) Member.  The term "member" includes any member of
                               ------
the corporation as defined in section 1.2(c) of these by-laws and also any person who has entered into a patronage refund contract with the corporation as authorized by section 9.5 of these by-laws. The term "non-member" refers to any person who is not a member as that term is defined in the preceding sentence.

                           (b) Net Margin.  The "net margin" of the  corporation
                               -----------
shall be taxable income from sales of farm supplies for the fiscal year, as computed for federal income tax purposes, but without taking into account any deductions for patronage refunds.

                           (c)  Member  Margin.  "Member  margin"  shall be that
                                ---------------
portion of the net margin derived from sales of farm supplies to members, determined by multiplying the net margin by the percentage of gross purchasing volume which is attributable to sales of farm supplies to members.

                           (d)  Volume  Subject to  Refund.  "Volume  subject to
                                --------------------------
refund" is the gross volume of the corporation from sales of farm supplies for any fiscal year, reduced by that portion of such volume attributable to business with non-members, and increased by the average percentage mark-up necessary to reflect an equivalent volume at the retail level.

                           (e) Member's Pro Rata Share.  Each "member's pro rata
                               -----------------------
share" of any refund or reserve shall be computed by multiplying the amount or volume subject to refund attributable to such member by a percentage determined by dividing the total refund or reserve to be allocated, as the case may be, by the total amount of volume subject to refund.

                           (f) Patronage  Refund.  The term  "patronage  refund"
                               -----------------
shall include a patronage refund or rebate or any amount paid to a patron pursuant to section 9.5 of these by-laws on the basis of business done with or for such a patron.

                  9.3 Reasonable Reserves.  The board of directors may set aside
                      --------------------
each fiscal year, from the net margin of the corporation, such amounts as the board of directors in its discretion deems necessary for the efficient prosecution of the corporation's business, provided however, that no amounts shall be set aside which are not reasonable in amount, giving due regard to the purposes thereof (such amounts being sometimes hereinafter referred to as "reasonable reserves"). Any reserves set aside pursuant to section 9.3 of these by-laws shall be allocated first to all net earnings, as defined in (ii) of section 9.4 of these by-laws, of the corporation other than member margin and, to the extent that such reserves exceed such net earnings, to member margin. Such reasonable reserves may be used for such proper corporate purposes as shall be determined by the board of directors, including, but not limited to the accumulation of working capital, contributions to sinking funds to meet future indebtedness, payment of Federal income and excess profits taxes, acquisition of funds for expansion or replacement, or accumulations of reserves to offset price declines. The corporation shall maintain records sufficient to afford permanent means for apportioning to each member his or her pro rata share of all amounts retained by the corporation as reasonable reserves for each fiscal year.

                  9.4 Dividends on Capital Stock. The board of directors may set
                      --------------------------
aside each fiscal year from funds available therefor such amounts as the board deems appropriate for payment as dividends on issued and outstanding capital stock. Such amounts shall be allocated pro rata between (i) member margin and
(ii) all other net earnings of the corporation (including both net margin derived from purchasing business conducted with non-members, and earnings not derived from purchasing).

                  9.5      Payment of Patronage Refunds.
                           ----------------------------

                           (a)   Obligation  to  Pay  Patronage   Refunds.   The
                                 ----------------------------------------
corporation shall be obligated, as soon as practicable after the close of each fiscal year and in no event later than 8 1/2 months after the close thereof, to pay each member in cash as a patronage refund his or her pro rata share of all member margin remaining after deducting amounts, if any, set aside therefrom by the board of directors (1) as reasonable reserves pursuant to section 9.3 of these by-laws and (2) for payment as dividends on issued and outstanding capital stock pursuant to section 9.4 of these by-laws; provided that the amount of patronage refunds thus determined shall be increased or decreased to the extent necessary to enable the obligation for the payment of such refunds to be expressed as a percentage of volume.

                           (b)   Minimum    Payment   of   Patronage    Refunds.
                                 -----------------------------------------------
Notwithstanding the provisions of paragraph (a) of section 9.5 of these by-laws, the board of directors shall fix and/or amend from time to time the minimum amount which shall be paid as a patronage refund and any amount less than that so fixed shall not be distributed to the member entitled thereto (unless he claims it in cash) but shall be retained by the corporation as through it were part of a reasonable reserve set aside pursuant to section 9.3 of these by-laws.

                           (c) Obligation to Pay Patronage Refunds Absolute. The
                               ---------------------------------------------
corporation shall be absolutely liable for the payment of patronage refunds as provided herein without further action on the part of any officer or of the board of directors.

                           (d) Place of Purchase.  Each member shall be entitled
                               ------------------
to his or her respective pro rata share of any patronage refunds paid with respect to Agway distributed goods purchased from Agway and certain dealers. The corporation may enter into such contracts, undertakings and understandings with certain dealers as may be necessary and proper to insure that each member will receive his or her pro rata share of such refunds.

                  9.6 Contract Patrons. The board of directors may authorize the
                      ----------------
appropriate officers and/or employees of the corporation to contract to pay and to pay patronage refunds to patrons other than the members as defined in section 1.2(c) of these by-laws, provided the amounts of such patronage refunds are determined upon the same basis and under the same terms and conditions as those of such members, and provided further that any such contract shall be entered into prior to the accumulation of any gross receipts subject to the charge of such patronage refunds.

                                    MARKETING

                  10.1 Marketing Contracts. The terms and conditions under which
                       -------------------
agricultural products of members shall be marketed may be established by marketing contracts to be executed by the corporation and its members on an individual commodity or commodity group basis, not inconsistent with the provisions of these by-laws.

                                 INDEMNIFICATION

                  11.1 Right to Indemnification. The corporation shall indemnify
                       -------------------------
and hold harmless, as such separate and independent rights shall be applicable to the fullest extent possible under applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in section 11.3, the corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the corporation.


                  11.2  Prepayment of Expenses.  The  corporation  shall pay the
                        -----------------------
expenses (including attorneys' fees) incurred by an Indemnitee of the corporation in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under sections 11.1-11.7 of these by-laws or otherwise. Except as otherwise provided in Section 11.3, the corporation shall be required to pay expenses in advance in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the corporation.

                  11.3 Claims. If a claim for  indemnification or advancement of
                       ------
expenses under sections 11.1-11.7 of these by-laws is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the reasonable expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

                  11.4  Nonexclusivity  of Rights.  The rights  conferred on any
                        --------------------------
Indemnitee by sections 11.1-11.7 of these by-laws shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

                  11.5 Other Sources. The corporation's  obligation,  if any, to
                       --------------
indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or non-profit enterprise.

                  11.6 Amendment or Repeal.  Any repeal or  modification  of the
                       -------------------
foregoing provisions of sections 11.1-11.5 of these by-laws shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

                  11.7  Other  Indemnification  and  Prepayment  of  Expenses.
                        -----------------------------------------------------
Sections 11.1-11.6 of these by-laws shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify or to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.


                                 MISCELLANEOUS

               12.1 Principal Office. The principal office of the corporation in
                    ----------------
the State of Delaware shall be located at 1209 Orange Street in the City of Wilmington, County of New Castle.

                  12.2 Other Offices.  The principal office outside the State of
                       --------------
Delaware shall be at DeWitt, New York. The corporation may also have an office or offices at such other place or places, within or without the State of Delaware as the board of directors may from time to time appoint, or the business of the corporation may require.

               12.3   Method of Giving Notice. Whenever in these by-laws notice
                      -----------------------
is required to be given, it may be given by any one or more of the following methods:

                           (a) Delivered personally; or

                           (b)  Written  notice  either  deposited  in the  mail
postage prepaid or sent by telegraph, addressed to the residence or place of business of the person to be notified as the same shall appear on the records of the corporation; or

                           (c) To members or  stockholders by publication in any
corporation bulletin or other
periodical mailed to members or stockholders; or

                           (d) Any other means permitted  under  applicable law,
including by means of electronic transmission pursuant to Section 232 of the Delaware General Corporation Law.

                  12.4 Waiver of Notice.  The transactions of any meeting of the
                       ----------------
board of directors or any committee however called and noticed or wherever held, shall be as valid as though had at a meeting duly held, after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors or committee members not present signs a written waiver of notice, a waiver of notice by electronic transmission or a consent to holding such meeting. All such waivers or consents shall be filed with the corporate records or made a part of the minutes of the meeting.

                  12.5 Effect of Holiday.  If the time designated herein for any
                       -----------------
meeting shall fall upon a legal holiday, then any such meeting shall be held on the next day following which is not a holiday.

                  12.6    Fiscal Year. The fiscal year of the corporation  shall
                          -----------
extend from July 1 to June 30 following.


               12.7 Seal. The seal of the corporation  shall be circular in form
                    ----
and shall have inscribed thereon the name of the corporation, the year of organization and the words: "Corporate Seal, Delaware."

               12.8 Amendments.  These by-laws may be amended or repealed or new
                    ----------
by-laws adopted as follows:
                           (a) At any  meeting of  stockholders,  by a vote of a
majority of the stockholders present and voting, provided that the notice of the meeting shall have set forth the substance of the proposed amendment, repeal or new by-law provision upon which the vote is taken, or

                           (b) By vote of a majority of the directors present at
a meeting at which a quorum is present unless otherwise provided by law, the certificate of incorporation or these by-laws.

                           LIQUIDATING TRUST AGREEMENT
                           ---------------------------

                  This Liquidating Trust Agreement (the "Trust Agreement"), dated as of April [__], 2004, between Agway, Inc., as debtor and debtor in possession and D. Clark Ogle, as Liquidating Trustee, executed in connection with the Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 26, 2004 (as the same has been or may be amended, the "Plan"), filed in the United States Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court"), provides for the establishment of a liquidating trust evidenced hereby (the "Liquidating Trust") in accordance with the Plan. Except with respect to the terms defined herein, all capitalized terms contained herein shall have the meanings ascribed to them in the Plan.

                               W I T N E S S E T H

     WHEREAS, the Liquidating Trust is created pursuant to, and to effectuate, the Plan;

                  WHEREAS, the Liquidating Trust is created on behalf of, and for the sole benefit of, the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date);

                  WHEREAS, the Liquidating Trust is established for the sole purpose of liquidating its assets for the benefit of the holders of the Allowed General Unsecured Claims (whether or not Allowed on or after the Effective
Date), in accordance with Treasury Regulations Section 301.7701-4(d), with no objective or authority to continue or engage in the conduct of a trade or business;

                  WHEREAS,  the  Liquidating  Trust is  intended to qualify as a
liquidating   trust   within  the  meaning  of  Treasury   Regulations   Section
301.7701-4(d);

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, the Debtors and the Liquidating Trustee agree as follows:

                                   ARTICLE I

                     ESTABLISHMENT OF THE LIQUIDATING TRUST

     1.1 Transfer of Property to Liquidating Trustee.  Pursuant to the Plan, the
         -------------------------------------------
Debtors and the Liquidating Trustee hereby establish on behalf of the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date) the Liquidating Trust, and the Debtors hereby transfer, assign, and deliver to the Liquidating Trustee all of their right, title, and interest in the Liquidating Trust Assets and Claims (as defined in the Plan) free and clear of any lien, Claim, or Equity Interest in such property of any other Person or entity except as provided in the Plan; provided that such transfer, assignment, and delivery shall be effective as of the close of business on [April 30, 2004]. The Liquidating Trustee agrees to accept and hold the Liquidating Trust Assets and Claims in trust for the holders of Allowed General Unsecured Claims, subject to the terms of this Trust Agreement. Any Cash or other property received from third parties from the prosecution, settlement, or compromise of any Claims, Avoidance Actions or other causes of action comprising a portion of the Liquidating Trust Assets and Claims shall constitute Liquidating Trust Assets and Claims for purposes of distribution under the Liquidating Trust.

     1.2 Title to Liquidating Trust Assets.
         ---------------------------------

     (a) The transfer of the Liquidating Trust Assets and Claims to the Liquidating Trust shall be made by Agway, Inc. for the benefit and on behalf of the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date). Upon the transfer of the Liquidating Trust Assets and Claims, the Liquidating Trustee shall succeed to all of Agway, Inc.'s Debtors' right, title and interest in the Liquidating Trust Assets and Claims, and Agway, Inc. will have no further interest in or with respect to the Liquidating Trust Assets and Claims or the Liquidating Trust.

     (b) For all purposes, including, without limitation, federal income taxes, securities laws, and section 1145 of the Bankruptcy Code, all parties
(including, without limitation, Agway, Inc. the Liquidating Trustee, and the holders of General Unsecured Claims) shall treat the transfer of the Liquidating Trust Assets and Claims to the Liquidating Trust as (i) a transfer of the Liquidating Trust Assets and Claims directly to holders of Allowed General Unsecured Claims in satisfaction of such Claims (other than to the extent allocable to Disputed General Unsecured Claims) followed by (ii) the transfer by such holders to the Liquidating Trust of the Liquidating Trust Assets and Claims in exchange for beneficial interests in the Liquidating Trust. Accordingly, the holders of such Claims shall be treated for all purposes, including, without limitation, federal income taxes, securities laws, and section 1145 of the Bankruptcy Code, as the grantors and owners of their respective shares of the Liquidating Trust Assets and Claims.

     1.3 Assignment and  Assumption of Liquidating  Trust Assets and Claims.  In
         ------------------------------------------------------------------
accordance with Section 1.2 hereof, Agway, Inc. hereby transfers and assigns the Liquidating Trust Assets and Claims to the Liquidating Trust, and the
Liquidating Trustee, on behalf of the Liquidating Trust, hereby assumes and agrees that all such Liquidating Trust Assets and Claims are being transferred to the Liquidating Trust subject to the following liabilities, if any, that arise after the certificates of cancellation, dissolution, or merger for all Debtors have been filed in accordance with Section 7.04(c) of the Plan and that arise out of or relate to any known or unknown claim (as such term is defined in section 101(5) of the Bankruptcy Code) or causes of action against the Debtors or their respective estates: (a) all fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code, until such time as the Bankruptcy Court enters a final decree closing each Debtor's Chapter 11 Case;
(b) any expenses incurred and unpaid, or to be incurred, by the Liquidating Trustee in the performance of its administrative duties in respect of the winding up of the Debtors' estates (including, the filing of final tax returns and the payment of any taxes shown thereon, and any tax liability determined to be due and owing pursuant to the requests for expedited determinations under section 505 of the Bankruptcy Code); and (c) any obligations owing pursuant to the Plan and unpaid (including, without limitation, obligations incurred after the Confirmation Date and the fees and expenses of professionals under Section
14.09 of the Plan); but specifically excluding any Claims which have been barred or discharged pursuant to the Plan.

     1.4 Valuation of  Liquidating  Trust Assets.  As soon as possible after the
         ---------------------------------------
Effective Date, the Liquidating Trustee, in reliance upon such professionals as the Liquidating Trustee may retain, shall make a good faith valuation of the Liquidating Trust Assets and Claims. Such valuation shall be made available from time to time, to the extent relevant as reasonably determined by the Liquidating Trustee in reliance on his/her professionals, and used consistently by all parties (including, without limitation, the Debtors, the Liquidating Trustee, and the holders of Allowed General Unsecured Claims) for all purposes, including federal income tax purposes. The Liquidating Trustee shall also file (or cause to be filed) any other statements, returns, or disclosures relating to the Liquidating Trust that are required to be filed by any governmental unit.

                                   ARTICLE II

                           LIQUIDATING TRUST INTERESTS

     2.1  Identification of Holders of Liquidating  Trust Beneficial  Interests.
          ----------------------------------------------------------------------
The record holders of interests in the Liquidating Trust ("Liquidating Trust Interests") shall be recorded and set forth in a register maintained by the
Liquidating Trustee expressly for such purpose. The initial list of record holders of Liquidating Trust Interests shall be based on the list of holders of General Unsecured Claims as maintained by Donlin, Recano & Company, Inc. All references in this Trust Agreement to holders shall be read to mean holders of record as set forth in the official register maintained by the Liquidating Trustee and shall not mean any beneficial owner not recorded on such official registry. Unless expressly provided herein, the Liquidating Trustee may establish a record date which he deems practicable for determining the holders for a particular purpose. The distribution of beneficial interests in the Liquidating Trust to either a holder of Allowed General Unsecured Claims or to the Disputed Claims Reserve shall be accomplished as set forth in the Plan.

     2.2 Control by Holders.  The holders of at least eighty-five  percent (85%)
         ------------------
of the beneficial interests in the Liquidating Trust held by holders of Allowed General Unsecured Claims may direct the Liquidating Trustee to take, or not take any action with respect to a Liquidating Trust Asset and Claim so long as such direction is consistent with the purposes of the Liquidating Trust; provided, however, that (i) the Liquidating Trustee, upon advice of counsel, may refuse to follow any direction that conflicts with law, this Trust Agreement, or the Plan, and (ii) the holders of such beneficial interests in the Liquidating Trust providing such direction shall provide indemnification to the Liquidating Trustee, satisfactory to him/her, in his/her sole discretion, against losses or expenses caused by the taking or not taking of any such action.

     2.3  Non-Transferability  of Liquidating  Trust  Interests.  The beneficial
          -----------------------------------------------------
interests in the Liquidating Trust shall not be certificated and shall not be transferable, assignable, pledged or hypothecated, in whole or in part, except with respect to a transfer by will or under the laws of descent and distribution. Any such transfer, however, will not be effective until and unless the Liquidating Trustee receives written notice of such transfer. The Liquidating Trustee may, in the exercise of his/her reasonable discretion, undertake to cause the Liquidating Trust to be established as a certificated trust, subject to compliance with all applicable securities laws. The Liquidating Trustee may take whatever steps may be deemed to be reasonable and necessary to effectuate such certification, including seeking a "no action" letter from the Securities Exchange Commission with regard to compliance with the Securities Exchange Act of 1934, taking into consideration the costs and other administrative burdens which may be incurred by the Liquidating Trust as a result of pursuing and obtaining such relief.

                                  ARTICLE III

            PURPOSE, AUTHORITY, LIMITATIONS, DISTRIBUTIONS AND DUTIES

     3.1  Purpose of the  Liquidating  Trust.  The  Liquidating  Trust  shall be
          ----------------------------------
established for the sole purpose of liquidating and distributing the Liquidating Trust Assets and Claims, in accordance with Treasury Regulations Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Accordingly, the Liquidating Trustee shall, in an expeditious but orderly manner, liquidate and convert to Cash the Liquidating Trust Assets and Claims of the Liquidating Trust, make timely distributions and not unduly prolong the duration of the Liquidating Trust. The liquidation of the Liquidating Trust Assets may be accomplished either through the sale of Liquidating Trust Assets and Claims (in whole or in combination), or through the prosecution or settlement of any causes of action included therein, or otherwise.

     3.2 Authority of Liquidating Trustee.
         ---------------------------------

     (a) In connection with the administration of the Liquidating Trust, except as set forth in this Trust Agreement, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Liquidating Trust and the Plan.

     (b) In connection with the administration of the Pension Plan, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Pension Plan, and to act as fiduciary for the Pension Plan to ensure that all determinations made and acts taken in respect of the Pension Plan are in the best interests of the beneficiaries thereof.

     (c) In connection with the administration of the Thrift Plan, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Thrift Plan, and to act as fiduciary for the Thrift Plan to ensure that all determinations made and acts taken in respect of the Thrift Plan are in the best interests of the beneficiaries thereof.

     (d) As sole director and officer of Agway, Inc., the Liquidating Trustee is authorized to administer its affairs and to take any and all necessary actions to protect and dispose of its assets in an orderly fashion, and distribute the proceeds to its creditors in accordance with the Plan.

     (e) Without limiting, but subject to, the foregoing and to Section 3.4 hereof, the Liquidating Trustee shall be expressly authorized, but shall not be required, to:

     (f) hold legal title to any and all rights of the holders of the beneficial interests in the Liquidating Trust in or arising from the Liquidating Trust Assets and Claims, including, but not limited to, collecting any and all Cash and other property belonging to the Liquidating Trust and the right to vote any claim or interest in a case under the Bankruptcy Code and receive any distribution therein;

     (g) perform the duties, exercise the powers, and assert the rights of a Liquidating Trustee, estate representative, director and officer of Agway, Inc., and fiduciary of the Pension Plan and Thrift Plan under [ERISA] and sections 704, 1106 and 1123(b) of the Bankruptcy Code, as applicable, including, without limitation, objecting to Disputed Claims, commencing, prosecuting, or settling causes of action comprising the Liquidating Trust Assets and Claims, or claims of the Thrift Plan's Company Security Fund, enforcing contracts, and asserting claims, defenses, offsets, and privileges without further approval or order from the Bankruptcy Court; provided, however, that any such settlement that results in an Allowed Claim against Agway (or the Liquidating Trust) in excess of $1 million shall require approval of the Bankruptcy Court;

     (h) protect and enforce the rights to the Liquidating Trust Assets and Claims, Pension Plan and Thrift Plan by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium, or similar law and general principles of equity;

     (i) compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, or otherwise deal with and settle any cause of action or Claim comprising the Liquidating Trust Assets and Claims or the Thrift Plan Company Security Fund in favor of or against Agway, the Liquidating Trust or the Thrift Plan (as applicable), as the Liquidating Trustee shall deem advisable;

     (j) determine and satisfy any and all liabilities created, incurred or assumed by the Liquidating Trust;

     (k) after the certificates of cancellation, dissolution, or merger for all Debtors have been filed in accordance with Section 7.04(c) of the Plan, file, on behalf of the Debtors' affiliated tax group, any and all tax returns and exercise any and all rights afforded a debtor under section 505 of the Bankruptcy Code to request a prompt determination of the federal, state and local tax liabilities of the Debtors;

     (l) file, if necessary, any and all tax and information returns, including any final tax returns, with respect to the Liquidating Trust, Agway, Inc. and pay taxes properly payable by the Liquidating Trust or Agway, Inc., if any;

     (m) execute offsets against Claims as provided for in the Plan;

     (n) assert or waive any privilege or defense on behalf of the Liquidating Trust or the Debtors;

     (o) pay all expenses and make all other payments relating to the Liquidating Trust Assets or Agway, Inc.;

     (p) pay all fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code until such time as the Bankruptcy Court enters a final decree closing each Debtor's Chapter 11 Case;

     (q)  obtain  insurance   coverage  with  respect  to  the  liabilities  and
obligations of the Liquidating Trustee under this Trust Agreement (in the form of an errors and omissions policy or otherwise);

     (r) retain and pay such independent law firms as counsel to the Liquidating Trust as the Liquidating Trustee in his sole discretion may select to aid in the prosecution of any claims or causes of action that constitute the Liquidating Trust Assets and Claims, or claims of the Thrift Plan Company Security Fund and to perform such other functions as may be appropriate in the Liquidating Trustee's sole discretion. The Liquidating Trustee may commit the Liquidating Trust to and shall pay such independent law firms reasonable compensation for services rendered and expenses incurred. The Liquidating Trustee may retain counsel on a nunc pro tunc basis, to a date prior to the Effective Date. A law firm shall not be disqualified from serving as independent counsel to the Liquidating Trust solely because of its prior retention by the Debtors, the Committee, or a member of the Committee. The professional fees of the Liquidating Trustee, as well as any compensation proposed to be paid to the Liquidating Trustee in respect of the services to be rendered pursuant to the Liquidating Trust Agreement shall be subject to the approval of the Bankruptcy Court;

     (s) subject to paragraph (r) immediately above, retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Liquidating Trust, Pension Plan, Thrift Plan or Agway, Inc. as may be appropriate in the Liquidating Trustee's sole discretion and to prepare and file any tax returns or informational returns for the Liquidating Trust, Pension Plan, Thrift Plan or Agway, Inc. as may be required. The Liquidating Trustee may retain an independent accounting firm on a nunc pro tunc basis, to a date prior to the Effective Date. The Liquidating
Trustee may commit the Liquidating Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and expenses incurred;

     (t) subject to paragraph (r) above, retain and pay such third parties as the Liquidating Trustee, in his sole discretion, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out his powers and duties under this Trust Agreement, including his powers and duties as director and officer of Agway, Inc. and as Pension Plan and Thrift Plan Administrator and Fiduciary. The Liquidating Trustee may commit the Liquidating Trust or Agway, Inc., as applicable, to and shall pay all such persons or entities reasonable compensation for services rendered and expenses incurred, as well as commit the Liquidating Trust to indemnify any such parties in connection with the performance of services, on a nunc pro tunc basis, to a date prior to the Effective Date;

     (u) employ such employees as the Liquidating Trustee, in his/her sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out his powers and duties under this Trust Agreement, including his powers and duties as director and officer of Agway, Inc. and as Pension Plan and Thrift
Plan  Administrator  and  Fiduciary.  The  Liquidating  Trustee  may  commit the

Liquidating Trust to and shall pay all such employees' reasonable salary in the amounts he shall determine to be appropriate and any employee benefits he may establish pursuant to Section 3.2(q) below. If the Liquidating Trustee shall employ employees pursuant to this Section 3.2(p), the Liquidating Trustee shall establish payroll procedures and pay any and all federal, state, or local tax withholding required under applicable law with respect to any such employees, and he will take all other actions he deems necessary to effectuate the provisions of this Section 3.2(p);

     (v) establish and adopt or cease to provide such employee benefits for the benefit of any employees described in Section 3.2(u) above as the Liquidating Trustee, in his sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate, including the adoption of any group health plan;

     (w) invest any Cash transferred to the Liquidating Trust (including Cash allocated to the Disputed Claims Reserve), the Cash proceeds from the realization or disposition of any of the Liquidating Trust Assets and Claims, and any income earned by the Liquidating Trust (pending periodic distributions in accordance with Section 7.01(i) of the Plan) in United States Treasury Bills, interest-bearing certificates of deposit, tax exempt securities or investments permitted by section 345 of the Bankruptcy Code or otherwise authorized by the Bankruptcy Court, using prudent efforts to enhance the rates of interest earned on such Cash without inordinate credit risk or interest rate risk; provided, however, that (i) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation section 301.7701-4(d), and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684, may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (ii) the Liquidating Trustee may expend the Cash of the Liquidating Trust (x) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Liquidating Trust during liquidation, (y) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or Agway, Inc., or fees and expenses in connection with litigation concerning any claims held by the Liquidating Trust) and (z) to satisfy other liabilities incurred by the Liquidating Trust or Agway, Inc. in accordance with the Plan or this Trust Agreement;

     (x)  request  any  appropriate  tax  determination   with  respect  to  the
Liquidating Trust or Agway, Inc., including, without limitation, a determination pursuant to section 505 of the Bankruptcy Code;

     (y) establish and maintain a web site for the purpose of providing notice of Liquidating Trust activities in lieu of sending written notice to holders of beneficial interests in the Liquidating Trust, subject to providing notice to those holders referred to in Section 9.5 hereof;

     (z) seek the examination of any entity under, and subject to, the provisions of Bankruptcy Rule 2004;

     (aa) take or  refrain  from  taking  any and all  actions  the  Liquidating
Trustee reasonably deems necessary for the continuation, protection, and maximization of the Liquidating Trust Assets, the Pension Plan assets and the Thrift Plan assets, consistent with the purposes hereof; and

     (bb) after written notice and an opportunity to be heard by the Bankruptcy Court, take action to equalize distributions under the Plan, consistent with section 7.01(f) thereof, to the extent that a holder of a beneficial interest in the Liquidating Trust receives a recovery in respect of its Claim from a source other than the Liquidating Trust, such as from the proceeds of Agway, Inc.'s insurance policies.

     3.3 Limitation of Liquidating Trustee's Authority.
         ---------------------------------------------

     (a) Notwithstanding anything herein to the contrary, the Liquidating Trustee shall not and shall not be authorized to engage in any trade or business, and shall take such actions consistent with the orderly liquidation of the Liquidating Trust Assets as are required by applicable law, and such actions permitted under Sections 3.2, 3.5, 3.6, and 4.5 hereof. Notwithstanding any other authority granted by Section 3.2 hereof, the Liquidating Trustee is not authorized to engage in any investments or activities inconsistent with the treatment of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

     (b) The Liquidating Trust shall not hold 50% or more of the stock (in either vote or value) of any entity that is treated as a corporation for federal income tax purposes, nor have any interest in an entity that is treated as a partnership for federal income tax purposes, unless such stock or partnership interest was obtained involuntarily or as a matter of practical economic necessity in order to preserve the value of the Liquidating Trust Assets and Claims.

     3.4 Books and Records.
         ------------------

     (a) On the date hereof, Agway, Inc. shall transfer and assign, and cause its affiliated Debtors, Agway Energy and Telmark to transfer and assign to the Liquidating Trust full title to, and the Liquidating Trust shall be authorized to take possession of, all of the books and records of the Debtors, Agway Energy and Telmark. The Liquidating Trust shall have the responsibility of storing and maintaining books and records transferred hereunder until such time as the Liquidating Trustee obtains an order of the Bankruptcy Court authorizing the Liquidating Trustee to abandon or destroy such books and records. Agway, Inc. shall cooperate with the Liquidating Trustee to facilitate the delivery and storage of its books and records, and those of its affiliated Debtors, Agway Energy and Telmark in accordance herewith. The Debtors, Agway Energy and Telmark each shall be entitled to reasonable access to any books and records transferred to the Liquidating Trust for all necessary corporate purposes, including, without limitation, defending or prosecuting litigation, determining insurance coverage, filing tax returns, and addressing personnel matters. For the purpose of this Section, books and records include computer generated or computer maintained books and records and computer data, as well as electronically generated or maintained books and records or data, along with books and records of the Debtors, Agway Energy and Telmark maintained by or in possession of third parties and all of the claims and rights of the Debtors, Agway Energy and Telmark in and to their books and records, wherever located.

     (b) The Liquidating Trustee shall maintain in respect of the Liquidating Trust and the holders of beneficial interests in the Liquidating Trust books and records relating to the Liquidating Trust Assets and Claims and income of the Liquidating Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Liquidating Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Liquidating Trust. Except as provided in Section 8.1 hereof, nothing in this Trust Agreement requires the Liquidating Trustee to file any accounting or seek approval of any Bankruptcy Court with respect to the administration of the Liquidating Trust, or as a condition for managing any payment or distribution out of the Liquidating Trust Assets. Holders of beneficial interests in the Liquidating Trust shall have the right upon thirty (30) days' prior written notice delivered to the Liquidating Trustee to inspect such books and records (including financial statements), subject to the Liquidating Trustee's right to deny access in a reasonable effort to preserve privileged or confidential information or protect litigation or other strategies and provided that, if so requested, such holder shall have entered into a confidentiality agreement satisfactory in form and substance to the Liquidating Trustee. Any books and records determined by the Liquidating Trustee, in his/her sole discretion, not to be reasonably necessary for administering the Liquidating Trust or for the Liquidating Trustee's compliance with the provisions of this Trust Agreement may, to the extent not prohibited by applicable law, be destroyed.

     3.5  Additional  Powers.  (a) Except as  otherwise  set forth in this Trust
          -------------------
Agreement or in the Plan, and subject to the Treasury Regulations governing liquidating trusts and the retained jurisdiction of the Bankruptcy Court as provided for in the Plan, but without prior or further authorization, the Liquidating Trustee may control and exercise authority over the Liquidating Trust Assets and Claims, the Pension Plan and the Thrift Plan and over the protection, conservation and disposition thereof. No Person dealing with the Liquidating Trust shall be obligated to inquire into the authority of the Liquidating Trustee in connection with the protection, conservation or disposition of the Liquidating Trust Assets or the assets of the Pension Plan and Thrift Plan.

     3.6 (a) Periodic Distribution; Withholding. After the Effective Date of the
             -----------------------------------
Plan, on any Subsequent Distribution Date, but at least semi-annually, the Liquidating Trustee shall distribute from the Liquidating Trust to each holder of a beneficial interest in the Liquidating Trust such holder's Ratable Proportion of Cash on hand, consistent with Section 6.04 of the Plan; provided however, that in no event shall the Liquidating Trustee be obligated to make a distribution if, in the reasonable business judgment of the Liquidating Trustee, the amount then on hand and the ultimate distribution to be made would not be justified, taking into account all of the attendant costs of such distribution. In such case, any undistributed amount may be held over to the next Subsequent Distribution Date; provided further, however, that prior to making any distribution to holders of beneficial interests in the Liquidating Trust, the Liquidating Trustee may retain such amounts (i) as would be distributable to a holder of a Disputed Claim if such Disputed Claim had been Allowed prior to the time of such distribution (but only until such Claim is resolved), (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Liquidating Trust Assets and Claims during liquidation, (iii) to pay reasonable expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or in respect of the Liquidating Trust Assets and Claims), and
(iv) to satisfy other liabilities incurred by the Liquidating Trust in accordance with the Plan or this Trust Agreement, taking into account, for purposes of clauses (ii) through (iv), the availability, where applicable, of Cash already on hand to satisfy such liabilities or expenses. The Liquidating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidating Trustee's reasonable sole discretion, required by any law, regulation, rule, ruling, directive, or other governmental requirement. Any Liquidating Trust Assets which are not distributable in accordance with this Section 3.6(a) as of the termination of the Liquidating Trust hereof shall be distributed to a charitable organization that is exempt from federal income tax under section 501(c)(3) of the Tax Code and is described in Section 3.7(d) hereof.

     (b) Manner of Payment or Distribution. All distributions made by the Liquidating Trustee to holders of beneficial interests in the Liquidating Trust on the Effective Date shall be payable to such holders of record as of April 1, 2004, and thereafter, the 15th day prior to the next scheduled Subsequent Distribution Date, unless such day is not a Business Day, then such day shall be the following Business Day. The Liquidating Trustee shall make distributions of Cash by wire, check, or such other method as the Liquidating Trustee deems appropriate under the circumstances.

     3.7 Duties of the Liquidating Trustee.
         ----------------------------------

     (a) Reporting Duties.
         ----------------

          (i) The Liquidating Trustee shall file returns for the Liquidating Trust as a grantor trust pursuant to Treasury Regulations Section 1.671-4(a) and in accordance with Sections 6.08 and 7.01(j) of the Plan. The Liquidating Trustee shall also annually send to each record holder of a beneficial interest in the Liquidating Trust a separate statement setting forth the holder's share of items of income, gain, loss, deduction, or credit and will instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the holders with instructions to report such items on their federal income tax returns. The Liquidating Trust's taxable income, gain, loss, deduction, or credit will be allocated (subject to Section 7.01(j) of the Plan, relating to Disputed General Unsecured Claims) to the holders of beneficial interests in the Liquidating Trust in accordance with such holders' relative beneficial interests in the Liquidating Trust.

          (ii) Subject to definitive guidance from the Internal Revenue Service or a Bankruptcy Court of competent jurisdiction to the contrary (including the receipt by the Liquidating Trustee of a private letter ruling if the Liquidating Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Liquidating Trustee), the Liquidating Trustee shall (i) treat any Liquidating Trust Assets allocable to, or retained on account of, Disputed General Unsecured Claims as held by one or more discrete trusts for federal income tax purposes (the "Disputed Claims Reserve"), consisting of separate and independent shares to be established in respect of each Disputed General Unsecured Claim, in accordance with the trust provisions of the Tax Code (section 641 et seq.), (ii) treat as taxable income or loss of the Disputed Claims Reserve, with respect to any given taxable year, the portion of the taxable income or loss of the Liquidating Trust that would have been allocated to the holders of Disputed General Unsecured Claims had such Claims been Allowed on the Effective Date (but only for the portion of the taxable year with respect to which such Claims are unresolved), (iii) treat as a distribution from the Disputed Claims Reserve any increased amounts distributed by the Liquidating Trust as a result of any Disputed General Unsecured Claims resolved earlier in the taxable year, to the extent such distributions relate to taxable income or loss of the Disputed Claims Reserve determined in accordance with the provisions of the Plan, and (iv) to the extent permitted by applicable law, shall report consistent with the foregoing for state and local income tax purposes. In accordance with the Plan, all holders of beneficial interests in the Liquidating Trust shall report, for tax purposes, consistent with the foregoing.

          (iii) The Liquidating Trustee shall pay, out of the Liquidating Trust Assets and Claims, any taxes imposed on the Liquidating Trust or the Liquidating Trust Assets and Claims, including the Disputed Claims Reserve. In the event, and to the extent, any Cash retained on account of Disputed General Unsecured Claims in the Disputed Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed General Unsecured Claims, such taxes shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed General Unsecured Claims, or (ii) to the extent such Disputed General Unsecured Claims have subsequently been resolved, deducted from any amounts distributable by the Liquidating Trustee as a result of the resolutions of such Disputed General Unsecured Claims.

          (iv) The Liquidating Trustee may request an expedited determination of taxes of the Liquidating Trust, including the Disputed Claims Reserve, under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Liquidating Trust for all taxable periods through the dissolution of the Liquidating Trust.

          (v) The Liquidating Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidating Trust that are required by any governmental authority.

          (b) Debtors',  Agway  Energy's and  Telmark's  Tax Matters.  After the
              ------------------------------------------------------
certificates of cancellation, dissolution, or merger for all the Debtors have been filed in accordance with Section 7.04(c) of the Plan, the Liquidating Trustee shall be authorized to exercise all powers regarding the Debtors', Agway Energy's and Telmark's tax matters, including filing tax returns, to the same extent as if the Liquidating Trustee were the debtor in possession, or such non-debtors, as applicable. After April 31, 2004, the Liquidating Trustee, as sole director and officer of Agway, Inc. shall be authorized to exercise all powers regarding Agway, Inc.'s tax matters, including filing tax returns, to the same extent as if the Liquidating Trustee were the debtor in possession. The Liquidating Trustee shall (A) complete and file as soon as possible, to the extent not previously filed, the Debtors' and such other entities' final federal, state, and local tax returns, (B) request an expedited determination of any unpaid tax liability of the Debtors under section 505(b) of the Bankruptcy Code for all tax periods of the Debtors ending after the Commencement Date through the liquidation of the Debtors as determined under applicable tax laws, to the extent not previously requested, and (C) represent the interest and account of the Debtors, Agway Energy and Telmark before any taxing authority in all matters, including, but not limited to, any action, suit, proceeding, or audit.

     (c) Closing of Chapter 11 Cases. When all Disputed Claims filed against the
         ----------------------------
Debtors have become Allowed Claims or have been disallowed by Final Order, and all of the Liquidating Trust Assets and Claims have been distributed in accordance with the Plan, the Liquidating Trustee shall seek authority from the Bankruptcy Court to close the Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

     (d)  Closing  of Chapter 11 Cases by  Charitable  Gift.  If at any time the
          --------------------------------------------------
Liquidating Trustee determines, in reliance upon such professionals as the Liquidating Trustee may retain, that the expense of administering the Liquidating Trust so as to make a final distribution to its beneficiaries is likely to exceed the value of the assets remaining in the Liquidating Trust, the Liquidating Trustee shall apply to the Bankruptcy Court for authority to (i) reserve any amounts necessary to close the Chapter 11 Cases, (ii) donate any balance to a charitable organization exempt from federal income tax under section 501(c)(3) of the Tax Code that is unrelated to Agway, Inc., the other Debtors, Agway Energy or Telmark, the Liquidating Trust, the Liquidating Trustee, and, if applicable, any insider of the Liquidating Trustee, and (iii) close the Chapter 11 Cases in accordance with the Bankruptcy Code and Bankruptcy Rules. If the aims or purposes of any charities satisfying the conditions of clause (ii) above relate to benefiting the residents of DeWitt, New York, then the Liquidating Trustee shall choose any recipients of any donations from among such charities. Notice of such application shall be given electronically, to the extent practicable, to those parties who have filed requests for notices and whose electronic addresses remain current and operating.

     3.8 Compliance with Laws. Any and all  distributions  of Liquidating  Trust
         --------------------
Assets and Claims and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, but not limited to, applicable federal and state securities laws.

                                   ARTICLE IV

                             THE LIQUIDATING TRUSTEE

     4.1 Generally. The Liquidating Trustee's powers are exercisable solely in a
         ---------
fiduciary capacity consistent with, and in furtherance of, the purposes of this Liquidating Trust, the Pension Plan and the Thrift Plan, and not otherwise, except that the Liquidating Trustee may deal with the Liquidating Trust Assets and Claims for his own account as permitted by Section 4.7 hereof.

     4.2 Responsibilities of Liquidating Trustee. The Liquidating Trustee shall,
         ----------------------------------------
in an expeditious but orderly manner, liquidate and convert to Cash the Liquidating Trust Assets and Claims, make timely distributions and not unduly prolong the duration of the Liquidating Trust. In so doing, the Liquidating
Trustee will exercise his reasonable business judgment in liquidating the Liquidating Trust Assets and Claims. The liquidation of the Liquidating Trust Assets and Claims may be accomplished, in the Liquidating Trustee's sole discretion, through the sale of Liquidating Trust Assets and Claims (in whole or in combination), including the sale of any cause of action or through the prosecution or settlement of any or all causes of action or otherwise. In connection therewith, the Liquidating Trustee will have the power to prosecute for the benefit of the Liquidating Trust all claims, rights, and causes of action transferred to the Liquidating Trust, whether such suits are brought in the name of the Liquidating Trust, the Debtors or otherwise for the benefit of the holders of beneficial interests in the Liquidating Trust. Any and all proceeds generated from such Liquidating Trust Assets and Claims shall be held by the Liquidating Trust. Except as expressly set forth herein, the Liquidating Trustee shall have absolute discretion to pursue or not to pursue any and all claims, rights or causes of action, as he/she determines are in the best interests of the holders of the beneficial interests in the Liquidating Trust and consistent with the purposes of the Liquidating Trust, and shall have no liability for the outcome of his decision. The Liquidating Trustee may incur any reasonable and necessary expenses in liquidating the Liquidating Trust Assets and Claims.

     4.3 Role of  Liquidating  Trustee as Pension and Thrift Plan  Fiduciary and
         -----------------------------------------------------------------------
Administrator. The Liquidating Trustee shall be the Pension Plan and Thrift Plan
-------------
Fiduciary and Administrator pursuant to section 1.66 of the Plan, and shall take any actions necessary to serve the best interests of the beneficiaries of the Pension Plan or Thrift Plan, as applicable.

     4.4  Responsibilities  of the  Liquidating  Trustee  as  Sole  Officer  and
          ----------------------------------------------------------------------
Director of Agway, Inc. After [April 30], 2004, the Liquidating Trustee, as sole
-----------------------
director and officer of Agway, Inc. shall be authorized to exercise all powers regarding Agway, Inc. to the same extent as if the Liquidating Trustee were the debtor in possession.

     4.5  Liability  of  Liquidating  Trustee;  Indemnification.   None  of  the
          -----------------------------------------------------
Liquidating Trustee, his designees or professionals, or any duly designated agent or representative of the Liquidating Trustee shall be liable for the act or omission of any other agent or representative of the Liquidating Trustee, nor shall the Liquidating Trustee be liable for any act or omission taken or omitted to be taken in his capacity as the Liquidating Trustee, other than acts or omissions resulting from the Liquidating Trustee's willful misconduct, gross negligence, bad faith, self-dealing, breach of fiduciary duty, or ultra vires acts. The Liquidating Trustee may, in connection with the performance of his functions, and in his sole and absolute discretion, consult with his attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, the Liquidating Trustee shall not be under any obligation to consult with his attorneys, accountants, financial advisors, or agents, and his determination not to do so shall not result in the imposition of liability on the Liquidating Trustee or, as applicable, his designees, unless such determination is based on willful misconduct, gross negligence, bad faith, self-dealing, breach of fiduciary duty, or ultra vires acts. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee, his designees and professionals, and all duly designated agents and representatives thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs, and expenses, including, but not limited to, attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Liquidating Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence, bad faith, self-dealing, breach of fiduciary duty, or ultra vires acts.

     4.6  Reliance  by  Liquidating  Trustee.  Except as  otherwise  provided in
          ----------------------------------
Section 4.3 hereof:


     (a) the Liquidating Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and

     (b) Persons dealing with the Liquidating Trustee shall look only to the Liquidating Trust Assets and Claims to satisfy any liability incurred by the Liquidating Trustee to such person in carrying out the terms of this Trust Agreement, and the Liquidating Trustee shall have no personal obligation to satisfy any such liability.

     4.7 Investment and Safekeeping of Liquidating Trust Assets and Claims.  The
         -----------------------------------------------------------------
right and power of the Liquidating Trustee to invest Liquidating Trust Assets and Claims, the proceeds thereof, or any income earned by the Liquidating Trust, shall be limited to the right and power that a liquidating trust, within the meaning of Treasury Regulations Section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations and the guidelines set forth in Rev. Proc. 94-45, 1994-2 C.B. 684, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and shall be otherwise consistent with the provisions of Section 3.2(r) hereof.

     4.8  Authorization  to Expend  and  Reserve  Liquidating  Trust  Assets and
          ----------------------------------------------------------------------
Claims.  The Liquidating  Trustee may expend and reserve the  Liquidating  Trust
-------
Assets and Claims (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the Liquidating Trust Assets and Claims during liquidation, (ii) to pay all administrative expenses of the Liquidating Trust (including, but not limited to, any taxes imposed on the Liquidating Trust),
(iii) to fund the costs and expenses of the Disputed Claims Reserve, and (iv) to satisfy all other liabilities incurred or assumed by the Liquidating Trust (or to which the Liquidating Trust Assets and Claims are otherwise subject) in accordance with the Trust Agreement or the Plan.

     4.9 Expense Reimbursement and Compensation.
         --------------------------------------

     (a) The Liquidating Trust Assets and Claims shall be subject to the claims of the Liquidating Trustee, and the costs and expenses of the Liquidating Trust, including the fees and expenses of the Liquidating Trustee and his retained professionals, shall be paid out of the Liquidating Trust Assets and Claims. The Liquidating Trustee shall be entitled to reimburse himself out of any available Cash in the Liquidating Trust, for his actual out-of-pocket expenses and for any and all loss, liability, expense, or damage which the Liquidating Trustee may sustain in good faith and without willful misconduct, gross negligence, or fraud in the exercise and performance of any of the powers and duties of the Liquidating Trustee under this Trust Agreement. The Liquidating Trustee will be entitled to reasonable compensation for the performance of his duties, and may be compensated on a nunc pro tunc basis, prior to the Effective Date. The professional fees of the Liquidating Trustee, as well as any compensation proposed to be paid to the Liquidating Trustee in respect of the services to be rendered pursuant to the Liquidating Trust Agreement shall be subject to Court approval. Such costs and expenses shall be considered administrative costs of the Debtors' estates.

     (b) If the Cash in the Liquidating Trust shall be insufficient to compensate and reimburse the Liquidating Trustee, including any professionals retained by the Liquidating Trustee for any amounts to which they are entitled hereunder, then the Liquidating Trustee is hereby authorized to reduce to Cash that portion of the Liquidating Trust Assets and Claims necessary so as to effect such compensation and reimbursement.

     4.10 No Bond. The Liquidating Trustee shall serve without bond.
          ---------------------------------------------------------


     4.11 Confidentiality. The Liquidating Trustee shall, during the period that
          ----------------
he serves as Liquidating Trustee under this Trust Agreement and for a period of twelve (12) months following the termination of this Trust Agreement or following his removal or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the Liquidating Trust Assets and Claims relates or of which he has become aware in his capacity as Liquidating Trustee, except as otherwise required by law.

                                   ARTICLE V

                          SUCCESSOR LIQUIDATING TRUSTEE

     5.1 Removal. The Liquidating Trustee may be removed by the affirmative vote
         -------
of the holders of at least eighty-five percent (85%) of all beneficial interests in the Liquidating Trust by written consent or at a meeting of holders of beneficial interests in the Liquidating Trust called for the purpose of removing the Liquidating Trustee. Such removal shall become effective on the date action is taken by such holders of beneficial interests in the Liquidating Trust.

     5.2 Resignation. The Liquidating Trustee may resign by giving not less than
         ------------
ninety (90) days' prior written notice thereof to the beneficial holders of interests in the Liquidating Trust. Such resignation shall become effective on the later to occur of: (i) the day specified in such notice, and (ii) the appointment of a successor by the holders of at least a majority of the beneficial interests in the Liquidating Trust and the acceptance by such successor of such appointment. If a successor Liquidating Trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation, the Liquidating Trustee may petition any Bankruptcy Court of competent jurisdiction for the appointment of a successor Liquidating Trustee.

     5.3 Appointment of Successor Liquidating Trustee. In the event of the death
         --------------------------------------------
(in the case of a Liquidating Trustee that is a natural person), dissolution (in the case of a Liquidating Trustee that is not a natural person), resignation pursuant to Section 5.2 hereof, incompetency, or removal of the Liquidating Trustee pursuant to Section 5.1 hereof, the holders of at least a majority of the beneficial interests in the Liquidating Trust may appoint a successor Liquidating Trustee subject to Bankruptcy Court approval and prior notice to holders of beneficial interests in the Liquidating Trust. Such appointment shall specify the date on which such appointment shall be effective. Every successor Liquidating Trustee appointed hereunder shall execute, acknowledge, and deliver to the Bankruptcy Court and to the retiring Liquidating Trustee an instrument accepting the appointment under this Trust Agreement and agreeing to be bound thereto, and thereupon the successor Liquidating Trustee, without any further act, deed, or conveyance, shall become vested with all rights, powers, trusts, and duties of the retiring Liquidating Trustee; provided, however, that a removed or resigning Liquidating Trustee shall, nevertheless, when requested in writing by the successor Liquidating Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Liquidating Trustee under the Liquidating Trust all the estates, properties, rights, powers, and trusts of such predecessor Liquidating Trustee.

                                   ARTICLE VI

         REPORTS TO HOLDERS OF BENEFICIAL INTERESTS IN LIQUIDATING TRUST

        6.1      Securities Laws, Tax and Other Reports to
                  Holders of Beneficial Interests in the Liquidating Trust.
                  --------------------------------------------------------

     (a)  Securities  Laws.  Under  section  1145 of the  Bankruptcy  Code,  the
          -----------------
issuance of beneficial interests in the Liquidating Trust under the Plan shall be exempt from registration under the Securities Act of 1933, as amended, and applicable state and local laws requiring registration of securities. If the Liquidating Trustee determines, with the advice of counsel, that the Liquidating Trust is required to comply with the registration and reporting requirements of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, then the Liquidating Trustee shall take any and all actions to comply with such reporting requirements and file periodic reports with the Securities and Exchange Commission.

     (b) Other Reporting. If the Liquidating Trustee is not required to file the
         ----------------
periodic reports referred to in Section 7.1(a) above, as soon as practicable after the end of each calendar year beginning with the calendar year ending December 31, 2004, and as soon as practicable upon termination of the Liquidating Trust, the Liquidating Trustee shall make available upon request to each holder of beneficial interests in the Liquidating Trust appearing on his records as of the end of such period or such date of termination a written report including: (i) financial statements of the Liquidating Trust for such period, and, if the end of a calendar year, a report (which may be prepared by an independent certified public accountant employed by the Liquidating Trustee) reflecting the result of such agreed upon procedures relating to the financial accounting administration of the Liquidating Trust as proposed by the Liquidating Trustee; (ii) a description of any action taken by the Liquidating Trustee in the performance of his duties which materially affects the
Liquidating  Trust and of which  notice  has not  previously  been  given to the holders of beneficial interests in the Liquidating Trust; and (iii) a description of the progress of converting Liquidating Trust Assets and Claims to Cash and making distributions to holders of beneficial interests in the Liquidating Trust and any other material information relating to the Liquidating Trust Assets and Claims and the administration of the Liquidating Trust. The Liquidating Trustee may post any such report on a web site maintained by the Liquidating Trustee in lieu of actual notice to holders of beneficial interests in the Liquidating Trust (unless otherwise required by law).

     (c) Tax Reporting. In addition, within seventy-five (75) days following the
         -------------
end of each calendar year, the Liquidating Trustee shall submit to each holder of a beneficial interest in the Liquidating Trust appearing on his/her records during such year a separate statement setting forth the information necessary for such holder to determine his/her share of items of income, gain, loss, deduction, or credit and will instruct each holder to report such items on its federal income tax returns (and state and local tax returns, as applicable) or to forward the appropriate information to the beneficial holders with instructions to report such items on their federal income tax returns (or state and local tax returns, as applicable).

                                  ARTICLE VII

                        TERMINATION OF LIQUIDATING TRUST

     7.1  Termination  of Liquidating  Trust.  The  Liquidating  Trustee and the
          ----------------------------------
Liquidating Trust shall be discharged or dissolved, as the case may be, at such time as (i) all Disputed General Unsecured Claims have been resolved, (ii) all Liquidating Trust Assets and Claims have been liquidated, (iii) Agway, Inc. shall have been dissolved, (iv) the Pension Plan has been terminated, the PBGC audit has been completed, and all distributions required to be made to its beneficiaries have commenced, (v) the beneficiaries of the Thrift Plan have received all distributions to which they are entitled, and (vi) all distributions required to be made by the Liquidating Trustee under the Plan have been made, but in no event shall the Liquidating Trust be dissolved later than five (5) years from the Effective Date unless the Bankruptcy Court, upon motion within the six (6) month period prior to the fifth (5th) anniversary (and, in the case of any extension, within six (6) months prior to the end of such extension), determines that a fixed period extension (not to exceed three (3) years, together with any prior extensions, without a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the Liquidating Trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the Liquidating Trust Assets and Claims or the dissolution of the Debtors. The Liquidating Trustee shall not unduly prolong the duration of the Liquidating Trust and shall at all times endeavor to resolve, settle, or otherwise dispose of all claims that constitute Liquidating Trust Assets and Claims and to effect the distribution of the Liquidating Trust Assets and Claims to the holders of the beneficial interests in the Liquidating Trust in accordance with the terms hereof and terminate the Liquidating Trust as soon as practicable. Prior to and upon termination of the Liquidating Trust, the Liquidating Trust Assets and Claims will be distributed to the holders of beneficial interests in the Liquidating Trust, pursuant to the provisions set forth in Section 3.6 hereof. If any Liquidating Trust Assets and Claims are not duly claimed, such Liquidating Trust Assets and Claims will be redistributed to all other holders of beneficial interests in the Liquidating Trust receiving Liquidating Trust Assets and Claims pursuant to Section 3.6 hereof. Thereafter, if there are still any Liquidating Trust Assets and Claims not duly claimed, such Liquidating Trust Assets and Claims will be disposed of in accordance with applicable law.

                                  ARTICLE VIII

                              AMENDMENT AND WAIVER

     8.1 Amendment and Waiver. Any substantive provision of this Trust Agreement
         --------------------
may be amended or waived by the Liquidating Trustee, upon notice to those holders referred to in Section 9.5 hereof, with the approval of the Bankruptcy Court. Technical amendments to this Trust Agreement may be made, as necessary to clarify this Trust Agreement or enable the Liquidating Trustee to effectuate the terms of this Trust Agreement, by the Liquidating Trustee without Bankruptcy Court approval. Notwithstanding this Section 8.1, any amendments to this Trust Agreement shall not be inconsistent with the purpose and intention of the Liquidating Trust to liquidate in an expeditious but orderly manner the Liquidating Trust Assets and Claims in accordance with Treasury Regulations
Section 301.7701-4(d) and Section 3.1 hereof.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     9.1  Intention  of  Parties  to  Establish  Liquidating  Trust.  This Trust
          ---------------------------------------------------------
Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Trust Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively.

     9.2 Preservation of Privilege and Defenses. Any attorney-client  privilege,
         --------------------------------------
work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Liquidating Trust shall vest in the Liquidating Trustee and his representatives, and the Debtors, Agway Energy, Telmark and the Liquidating Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges and available defenses.

     9.3 Laws as to  Construction.  This Trust  Agreement  shall be governed and
         -------------------------
construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws.

     9.4  Severability.  If  any  provision  of  this  Trust  Agreement  or  the
          ------------
application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

     9.5  Notices.  Any  notice  or other  communication  hereunder  shall be in
          -------
writing and shall be deemed to have been sufficiently given, for all purposes, if personally delivered or sent by mail, postage prepaid, or by telecopy addressed to the person for whom such notice is intended as follows (or such other address as may be designated by notice given in accordance with this
Section 9.5):

                  If to the Liquidating Trustee:     [             ]


                  with copies to:           [                      ], Esq.
                                            [                      ], Esq.
                                            [law firm              ],
                                            [address                ,
                                                                   ]
                                            [phone:                ]
                                            [fax:                  ]

                  If to a holder of a Liquidating Trust Interest:

                           To the name and  address  set  forth on the  registry
maintained by the Liquidating Trustee.

     9.6 Headings.  The section  headings  contained in this Trust Agreement are
         --------
solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

     9.7 Relationship to the Plan. The principal purpose of this Trust Agreement
         -------------------------
is to aid in the implementation of the Plan and therefore this Trust Agreement incorporates the provisions of the Plan. To that end, the Liquidating Trustee shall have full power and authority to take any action consistent with the purpose and provisions of the Plan, and to seek any orders from the Bankruptcy Court in furtherance of implementation of the Plan and this Trust Agreement. If any provisions of this Trust Agreement are found to be inconsistent with the provisions of the Plan, the provisions of this Trust Agreement shall control.

                  IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

                           AGWAY, INC.


                           By:
                              -------------------------------------------
                                   Name:  Michael R. Hopsicker
                                   Title:  Chief Executive Officer



                           AGWAY GENERAL AGENCY, INC.
                           BRUBAKER AGRONOMIC CONSULTING SERVICES LLC
                           COUNTRY BEST ADAMS, LLC
                           COUNTRY BEST-DEBERRY LLC
                           FEED COMMODITIES INTERNATIONAL LLC

                           BY: AGWAY, INC., as agent for each of the foregoing entities



                           By:
                              -----------------------------------------
                              Name:  Michael R. Hopsicker
                              Title: Chief Executive Officer



                              AGWAY ENERGY PRODUCTS LLC,

                              BY:  AGWAY, INC., its Sole Member

                                  By:
                                     ------------------------------------
                                  Name:
                                  Title:


                              AGWAY ENERGY SERVICES, INC.
                              AGWAY ENERGY SERVICES-PA, INC.

                              BY:  AGWAY, INC., as agent for each of the
                                   foregoing entities



                                   By:
                                      -----------------------------------
                                      Name:  Michael R. Hopsicker
                                      Title: Chief Executive Officer

                                    TELMARK LLC

                                    BY:  AGWAY, INC., its Sole Member

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:




                                    TELEASE FINANCIAL SERVICES, LTD., TELMARK
                                    LEASE FUNDING II LLC AND
                                    TELMARK LEASE FUNDING III LLC

                                    BY:  TELMARK LLC, as agent or Sole Member of
                                         the foregoing entities



                                         By:
                                          -------------------------------------
                                         Name:
                                         Title:

DRX Distribution Management, Inc.                                  July 23, 2003
419 Park Avenue South
New York, NY  10016

Attn: Carole G. Donlin

Gentlemen and Ladies:

         This letter is to confirm the authority of DRX Distribution Management, Inc. ("DRX", "You", or the "Disbursing Agent") to act as Disbursing Agent on behalf of Agway Inc., et al. and its affiliated debtors and debtors-in-possession (collectively, "Agway") in connection with their Debtors' Joint Plan of Liquidation, dated ___________, 2003 ("the Plan"), which was confirmed by an order (the "Order") of the United States Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court") dated ____________, 2003, and shall confirm our agreement with You as follows:

1.                Plan of Reorganization
                  ----------------------

                  The Plan provides for certain recoveries to various classes of creditors and equity holders and further provides for the appointment of a disbursing agent to make distributions to creditors holding Allowed Claims in various classes pursuant to the terms of the Plan. All of the terms used in this Agreement and not defined herein shall have the same meanings assigned to them in the Plan.

2.                Appointment of Disbursing Agent
                  -------------------------------

                   Agway has engaged You to serve as Disbursing Agent under the Plan in accordance with the instructions set forth herein. After the Effective Date, (as defined in the Plan) Agway will cause to be delivered to You, from time to time, pursuant to the terms of the Plan, cash and securities to effect the distribution as defined in the Plan and as applicable to holders of Allowed Claims and in Classes Admin, PTax, 1, 2, 3A and 3B. You agree to accept and hold in trust such cash when received, for distribution to applicable holders of Allowed Claims, and to make such distributions as set forth in the Plan.

3.                Delivery of Schedules and Information
                  --------------------------------------

                  The Allowed Claim amount or such other information as may be reasonably required in order for You to make distribution to the Record Date holders of Allowed Claims will be provided. You may rely on such holder lists and information provided to You as accurately reflecting the Claim holders and, as applicable and, You shall have no obligation to verify independently any of the information contained therein in Your capacity as Disbursing Agent.

4.                Establishment of Disbursement System
                  ------------------------------------

                  As soon as practicable, You will enter into a computer based system, to the extent not already entered, the information described in Paragraph 3 above and shall customize existing software programs as may be necessary in order to generate distributions to the holders of Allowed Claims strictly in accordance with the provisions provided in the Plan.

5.                 Delivery by the Company of Cash
                   -------------------------------

                  (a) In accordance with the Plan, Agway shall deposit cash with a banking or other financial institution to be mutually agreed upon between You and Agway in accounts established by You at the direction of Agway for the purposes of effecting Your duties under this Agreement, for distribution to certain holders of Allowed Claims. Agway expressly agrees that only after consultation with Agway You may enter into such agreements in such form as may be required by any such financial institution to effectuate the fulfillment by You of Your obligations as Disbursing Agent. If requested by Agway, such cash shall be invested by You as directed by Agway and the interest earned thereon distributed as set forth in the Plan. Two authorized signatories will be required on such accounts one from DRX and one from Agway. For purposes of check signatures, original signatures or Signature Plates may be used with respect to each distribution as decided between Agway and DRX. Such determination will be made by Agway and DRX prior to each computer generated distribution.
                  (b) On the Effective Date (and from time to time thereafter as interim distributions or a final distribution is made) and upon instructions from Agway, You shall transmit to the holders of Allowed Claims their applicable distribution of cash under the Plan; provided, however, that You have been provided with the appropriate information regarding the identity and addresses of such holders in a timely manner.

6.       Computation of Distributions Pursuant to the Terms of the Plan
         --------------------------------------------------------------

                  DRX shall assist Agway in determining the amount of cash be distributed to each holder of an Allowed Claim.

7.       Distribution of Cash Pursuant to the Terms of the Plan
         -------------------------------------------------------

                    All distributions of cash to be made by You shall be made by check and shall be sent by first class mail, postage pre-paid, to each holder of an Allowed Claim entitled hereto.

8.                Information Reporting; Withholding of Taxes
                  --------------------------------------------

                  In connection with each distribution made by You, with respect to which the filing of an IRS Form 1099 or withholding is required, You shall effect any such withholding and assist Agway with subsequent reporting as required based on input received from Agway and its counsel.

9.                Rights and Duties of the Disbursing Agent
                  -----------------------------------------

                  (a) You may consult with counsel satisfactory to You and may reasonably rely upon written advice provided by such counsel. You shall have no liability to Agway in respect of any action taken, omitted or suffered by You in good faith and reliance upon and in accordance with any such advice provided to You by Your counsel. You shall not be liable to any person for anything that You may do or refrain from doing in connection with Your role as the Disbursing Agent as provided for herein, except for actions or omissions which are caused by Your gross negligence or willful misconduct.

                  (b) You may rely, and shall be protected in relying, upon any certificate, instrument, note, stock certificate, opinion of counsel or other paper or document reasonably and in good faith believed by You to be genuine and to have been signed or presented by the proper party or parties.

                  (c) You shall be required to perform such duties as Disbursing Agent as are set forth herein and as are consistent with the Plan.

                  (d) In performing and carrying out Your duties and responsibilities hereunder, You may employ and utilize such agents and employees as You, in Your sole and reasonable discretion at Your own expense deem necessary, advisable or desirable to carry out the purposes hereunder.

                  (e) If any dispute should arise between Agway and You or Agway and any other party with respect to the subject matter hereof, or if You, in good faith, are in doubt as to what action should be taken hereunder, You may petition the Bankruptcy Court for direction on such dispute or subject matter and You shall not be liable for taking or failing to take any action regarding such dispute during the pendency of such petition and as directed by the Bankruptcy Court; provided, however, that any such petition shall be brought promptly when such dispute arises and that You shall act promptly upon receipt of direction from the Bankruptcy Court. The parties hereby submit to the jurisdiction of the Bankruptcy Court with respect to all issues arising under this Agreement.

10.               Compensation and Reimbursement
                  ------------------------------

                  For Your services as Disbursing Agent hereunder, You shall be paid fees based upon the transactions performed by You as Disbursing Agent hereunder, in accordance with a schedule attached as Exhibit 1.

11.               Indemnification
                  ----------------

                  Agway will indemnify You and hold You harmless against any loss, liability or expense incurred by You in connection with this Agreement including but not limited to any losses associated with the payments made to creditors and interest holders based on information furnished to you and/or presentation for payment of any forged, altered or otherwise unauthorized checks, notwithstanding Your material compliance with the terms hereof arising out of, or in connection with, the acceptance or administration of the duties imposed hereby or from any actions or any failure to acts authorized or within the discretion or rights or powers conferred upon You hereunder, as well as the costs and expenses (including reasonable expenses of counsel) of defending against any claim, suit, action or proceeding in which any such loss, liability or expense shall be asserted against You; provided, however, that such indemnification does not extend to, and You shall not be held harmless with respect to, such loss, liability or expense incurred by You or suffered by You as a result of Your gross negligence or willful misconduct. You shall notify Agway by letter or telecopy of the commencement of any lawsuit filed against You arising out of, or in connection with, the acceptance or administration of the duties imposed hereby or from any actions or any failure to act authorized or within the discretion or rights or powers conferred upon You hereunder, promptly after You shall be served with the summons or other legal process which first gives information as to the nature and the basis of the lawsuit (but in no event later than five (5) business days after such service). Agway shall be entitled to participate at its expense in the defense of any lawsuit, and if it so elects within a reasonable time after receipt of such notice or if You so direct in such notice, Agway shall assume the defense of any such lawsuit. Such defense shall be conducted by counsel chosen by Agway, and reasonably satisfactory to You, it being understood that Agway's regular outside counsel shall be deemed reasonably satisfactory to You, and Agway will not be liable for the fees and expenses of any separate counsel to be retained by You, except that if You have been advised by counsel that there is a conflict of interest between You and Agway, You shall have the right to select separate counsel and to assume such legal defense and otherwise participate in the defense of such action and Agway shall indemnify You for the reasonable expenses of such legal defense. In no case shall Agway be liable under this Agreement for amounts paid in settlement of litigation, commenced or threatened, if such settlement is effected without the prior written consent of Agway.

12.               Termination
                  ------------

                  Except in the circumstances described in clause (i) of Paragraph 13, upon the first to occur of (a) Your completion of Your duties pursuant to this Agreement, or (b) the final Distribution Date unless extended in writing by You and Agway, or (c) entry of an order of the Bankruptcy Court directing the termination of this Agreement, Your designation as Disbursing Agent and Your obligations hereunder will terminate at the close of business on said date, provided that the provisions of Paragraphs 10 and 11 above shall survive the termination of Your appointment. Notwithstanding the foregoing, it is understood that if, after the termination of Your obligations hereunder pursuant to this Paragraph, You receive any correspondence relating to Your duties hereunder, You shall promptly transmit same to Agway. Anything set forth herein to the contrary notwithstanding, Agway may terminate this Agreement in the event of a material breach by You of this Agreement upon not less than ten (10) days written notice to You; provided, however, that the Disbursing Agent's rights to assert its entitlement to its outstanding fees and expenses shall be preserved. Agway and the Disbursing Agent agree to join in any request of the Disbursing Agent or Agway that the Bankruptcy Court hears any dispute arising out of this Agreement on an expedited basis.

13.               Default
                  -------

                  In the event that (i) Agway breaches any term, provision, covenant, obligation or agreement contained in this Agreement including, but not limited to its obligations under Paragraph 10 hereof, then You shall have the right to resign and be discharged from Your duties hereunder at any time by giving at least 20 days prior written notice of such resignation to Agway and the Bankruptcy Court and specifying the date upon which such resignation shall take effect; provided, however, that if so requested by Agway, You shall continue to serve in Your capacity hereunder until Your successor has been selected and appointed, and has accepted the property under management by You hereunder and You agree to reasonably cooperate with such successor to ensure an orderly transition of the distribution of cash and securities. Notwithstanding the foregoing, however, in the event that a successor has not been so appointed within 30 days of such resignation notice You shall, in the alternative, and after discussion with Agway, have the right, at any time, to deposit the property managed by You hereunder in a segregated escrow account to be maintained by Agway for the benefit of creditors in accordance with applicable law, and You shall have no further obligation under the Agreement, applicable law or otherwise, with respect hereto. In the event of any such resignation by You, Agway shall pay to You promptly, but in any event no later than thirty days after such resignation notice, all fees and expenses that are due and owing to You by Agway up through and including the date of resignation which are not in dispute.

14.               Notices
                  -------

                  Except when oral notices are expressly authorized herein, all reports, notices and other communications required or permitted by this Agreement shall be sufficiently given if in writing and personally delivered or mailed by overnight courier through a nationally recognized courier, effective one day after being so mailed, as follows:

                  (a) If to Agway:

                           Agway Inc., et al.
                           333 Butternut Drive
                           DeWitt, NY  13214

                           Attn: _______________

                  (b) If to the Disbursing Agent:

                           DRX Distribution Management, Inc.
                           419 Park Avenue South, Suite 1206
                           New York, New York  10016
                           Attn:  Carole G. Donlin

or to such other address provided to You. When this Agreement expressly authorizes oral communications, You shall be entitled to rely on any oral communications reasonably believed by You to have been made by a person authorized hereunder.

15.               Relationship of Parties
                  -----------------------

     You are retained and are acting on behalf of Agway solely for the purposes and to the extent set forth in this Agreement and in the Plan.

16.               Applicable Law
                  --------------

                  This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.




17.               Successors and Assigns
                  ----------------------

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement cannot be assigned by You without the prior written consent of Agway.

18.               Severability
                  ------------

                  If any provision in this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement or the application of such provision to persons and circumstances other than those as to which it is held invalid, shall not be affected thereby.


                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all the parties hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between Agway and You.

                                Very truly Yours,

                               AGWAY INC., ET AL.

                               By:
                               Name:
                                      ---------------------------

                               Title:
                                      ---------------------------

                               Date:
                                      ---------------------------




AGREED TO AND ACCEPTED BY:

DRX DISTRIBUTION MANAGEMENT, INC.

By:
Name:
     ---------------------------

Title:
     ---------------------------

Date:
     ---------------------------